FREEPORT-MCMORAN COPPER & GOLD

EXPANDING RESOURCES

3rd Quarter 2013 Earnings Conference Call

October 22, 2013



FCX LISTED NYSE

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments and potential share purchases, and estimated EBITDA. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include demand for and prices of copper, gold, molybdenum, cobalt, oil and gas, mine sequencing, production rates, drilling results, the outcome of ongoing discussions with the Indonesian government, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, labor relations, the ability to retain current or future lease acreage rights, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, adverse conditions that could lead to structural or mechanical failures or increased costs, changes in reserve estimates, currency translation risks, risks associated with the integration of recently acquired oil and gas operations, industry risks, regulatory changes, political risks, weather- and climate-related risks, environmental risks, litigation results, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, oil and gas revenues before derivatives and cash production costs per barrel of oil equivalent (BOE), which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are available in FCX's 3Q 2013 press release on FCX's website, "www.fcx.com."

3Q13 Highlights

Focused on Execution

- Strong Margins and Cash Flow
  - Solid Operating Performance from Global Mining Business
    - Improved Grasberg Results
  - Significant Contribution from O&G Business
- Advanced Important Projects for Profitable Future Growth
  - Morenci Expansion – On Track for Completion in 1H 2014
  - Cerro Verde Expansion – Construction in Progress – 2016 Start
  - Lucius Development (Deepwater GOM) – First Oil Expected in 2H 2014
- Maintaining Cost and Capital Discipline Focus
- Paid $1.00/Share Supplemental Dividend on July 1st

Financial Highlights

Sales Data	3Q13	3Q12
Copper		
Consolidated Volumes (mm lbs)	1,041	922
Average Realization (per lb)	$3.28	$3.64
Site Production & Delivery Unit Costs (per lb)	$1.85	$2.03
Unit Net Cash Costs (per lb)	$1.46	$1.62
Gold		
Consolidated Volumes (000's ozs)	305	202
Average Realization (per oz)	$1,329	$1,728
Oil Equivalents		
Consolidated Volumes (MMBOE)	16.5	-
Realized Revenues ($ per BOE) (1)	$80.93	-
Cash Production Costs ($ per BOE)	$16.80	-

Financial Results *(in millions, except per share amounts)*	3Q13	3Q12
Revenues	$6,165 (2)	$4,417
Net Income Applicable to Common Stock	$821 (3)	$824
Diluted Earnings Per Share	$0.79 (3)	$0.86
Operating Cash Flows (4)	$1,878	$526
Capital Expenditures	$1,645	$971
Total Debt	$21,123 (5)	$3,523
Consolidated Cash	$2,219	$3,727

(1) Realized revenues per BOE exclude unrealized mark-to-market gains (losses) on oil and gas derivative contracts.
(2) Includes charges for unrealized mark-to-market losses on oil and gas derivative contracts totaling $158 mm.
(3) Includes net charges for unrealized mark-to-market losses on oil and gas derivative contracts totaling $98 million or $0.09/share.
(4) Includes working capital uses and changes in other tax payments of ($294) million in 3Q13 and ($765) million in 3Q12.
(5) Includes $0.7 billion in fair value adjustments. Face amount of debt totals $20.4 billion.

Copper Market Commentary

- China Remains Important Demand Driver
  - Large Consumption Base Growing at a Sustainable Rate
- Continued Improvement in U.S. Demand
  - Automotive Production and Sales Back to Pre-crisis Levels
  - Improving Construction Activity
- European Demand Bottomed and Showing Signs of Improvement
- Lack of Scrap Availability Supporting Cathode Demand Globally
- Consumer Inventories Remain Low
- Rising Cathode Premiums Indicate Tight Cathode Market
- Near Term Supply Growth Not Indicative of Long Term Trend
- Positive Long-Term Fundamentals

Quarterly Mining Operating Summary

3Q13 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery	$2.00	$1.49	$2.30	$1.43	$1.85
By-Product Credits	(0.24)	(0.22)	(1.65)	(0.27)	(0.56)
Treatment Charges	0.10	0.16	0.23	-	0.14
Royalties	-	-	0.11	0.07	0.03
Unit Net Cash Costs	$1.86	$1.43	$0.99	$1.23	$1.46

Sales From Mines for 3Q13 & 3Q12 by Region


North America
South America(2)
Indonesia(3)
Africa(4)
363
331
Cu
mm lbs
23(1)
21(1)
Mo
mm lbs
323
308
Cu
mm lbs
237
195
Cu
mm lbs
278
178
Au
000 ozs
118
88
Cu
mm lbs
3Q13 3Q12 3Q13 3Q12
3Q13 3Q12
3Q13 3Q12 3Q13 3Q12
3Q13 3Q12

(1) Includes 4 mm lbs in 3Q13 and 2 mm lbs in 3Q12 from South America.
(2) Gold sales totaled 26k ozs in 3Q13 and 21k ozs in 3Q12. Silver sales totaled 841k ozs in 3Q13 and 811k ozs in 3Q12.
(3) Silver sales totaled 761k ozs in 3Q13 and 469k ozs in 3Q12.
(4) Cobalt sales totaled 6 mm lbs in 3Q13 and 8 mm lbs in 3Q12.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q13 press release which is available on FCX's website.

Quarterly Oil & Gas Operating Summary

3Q 2013 Oil & Gas Margins by Region

	California	Eagle Ford	Haynesville/ Madden/ Other	GOM	Consolidated
Operating Margin					
Realized Revenue per BOE	$98.75	$83.47	$22.08	$89.05	$80.93
Cash Production Costs per BOE	30.22	12.30	11.58	14.00	16.80
Cash Operating Margin per BOE	$68.53	$71.17	$10.50	$75.05	$64.13

3Q 2013 Oil & Gas Sales by Region


California
39 (1)
Oil
MBOE/D
Eagle Ford
39 (2)
40
Haynesville/ Madden/Other
129
Gas
MMCFE/D
GOM (4)
59 (3)
84

(1) Includes ~ 7 MMcfe/d of natural gas
(2) Includes ~ 6 MBOE/d of NGLs
(3) Includes ~ 5 MBOE/d of NGLs
(4) GOM Shelf totaled 13 MBOE/d and approximates 18% of the GOM total.

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude unrealized gains (losses) on derivative contracts and cash production costs exclude accretion and other noncash costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE applicable to amount reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q13 press release which is available on FCX's website.

Grasberg Update

- **Improving productivity & performance metrics**

	1H13	3Q13	% change
▪ Mill rates (K t/d)	157	198	*+26%*
▪ Cu grades (%)	0.69	0.74	*+7%*
▪ Au grades (g/t)	0.53	0.65	*+23%*
▪ Unit net cash cost ($/lb)	$1.95	$0.99	*-49%*

PT-FI Sales

2013e

Cu
million lbs

Au
000's ozs


198
158
237
270
1Q
2Q
3Q
4Qe
191
151
278
360
1Q
2Q
3Q
4Qe

2013e-2016e

Cu
billion lbs

Au
million ozs


0.9
1.1
1.3
1.5
2013e
2014e
2015e
2016e
1.0
1.6
1.6
3.0
2013e
2014e
2015e
2016e

- **Cash costs expected to benefit as volumes increase**
- **Reached agreement on new 2-year Labor Agreement**

e = estimate. See Cautionary Statement.

Brownfield Development Projects

Tenke Fungurume Phase II Expansion

$0.9 billion*

- Completed on time & within budget
- Incremental 150 mm lbs of copper per annum (50% increase)
- Performing well
- $0.7 billion incurred to-date**


Phase II Expansion

Cerro Verde Mill Expansion

$4.6 billion

- Commenced construction in 1Q13
- Completion expected in 2016
- Expected to add 600 mm lbs of copper per annum
- $1.1 billion incurred to-date**


Earthworks

Morenci Mill Expansion

$1.6 billion

- Construction in advanced stage
- Startup expected in 1H 2014
- Expected to add 225 mm lbs of copper per annum
- $0.8 billion incurred to-date**


Ball Mill

+1 billion pounds per annum increase by 2016

- *Proven Technology*
- *Capital efficiency*
- *Higher risk-adjusted returns than greenfield*

* includes a second sulphuric acid plant
** as of 9/30/2013

Exploration Targets in Major Mineral Districts


Morenci
2013e
$185 mm
North America 20%
South America 23%
Other Areas 13%
Africa 28%
16% Indonesia
Grasberg


Cerro Verde
2014e
$130 mm
19%
19%
21%
21%
20%
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

Strong Brent & LLS Crude Oil Pricing

Over 90% of FCX's 3Q13 O&G Revenues are from Oil/NGLs*


Brent and LLS Pricing per Bbl
$150
$125
$100
$75
$50
$25
$0
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
3Q13 Realized Oil Price: $106/bbl* (97% of Brent)

Source: Bloomberg
* Excluding the impact of derivative instruments

FREEPORT-MCMORAN COPPER & GOLD

Oil & Gas Operating Assets

California

- Long Established Oil Production History
- Strong Margins and Cash Flows
- Brent Based Pricing
- Activities Focused on Maintaining Stable Production

Eagle Ford

- Large Oil/Liquids Rich Resource
- Flexible Structure
- LLS Based Pricing
- Near-term: Managing for Cash Flows

3Q 2013 Cash Operating Margin: $1.1 Billion


Haynesville/ Other
2%
California
23%
Eagle Ford
28%
GOM
47%

Haynesville

- Significant Gas Resource (5+ Tcfe)
- Preserving Rights for Potential Improvements in Prices

GOM Deepwater

- Significant Current Production with Upside
- Large Scale Infrastructure
- LLS Based Pricing
- Lucius Development - First Production Expected in 2H14
- Reactivating Holstein Platform Rig for Drilling in 2014

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude unrealized gains (losses) on derivative contracts and cash production costs exclude accretion and other noncash costs. For a reconciliation of cash operating margin to the applicable amount reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q13 press release which is available on FCX's website.

Lucius – Deepwater GOM Development Project


Lucius Topside


Lucius Spar

- **6 Wells have been Drilled**
- **Geologic Results Confirmed Significant Oil Resource**
- **Truss Spar Hull Anchored in Place**
- **First Production Expected in 2H 2014**
- **Processing Capacity**
  - **80,000 BOPD**
  - **450,000 MCFD**
- **FM O&G 23.33% WI**

Deepwater Infrastructure Provides Subsea Tieback Opportunities


Texas
Louisiana
Large Scale Infrastructure at Marlin, Horn Mountain and Holstein Provides Attractive Subsea Tieback Opportunities to Drive Future Growth
MARLIN HUB
DORADO
PLATINUM
HORN MOUNTAIN
MERCURY
KING
TUNGSTEN
HOLSTEIN DEEP
COPPER
SILVER FOX
HOLSTEIN
Tara
LUCIUS
PHOBOS
Eugene Isl.
Ship Shoal
S. Tim
Mississippi Canyon
Atwater Valley
East Breaks
Garden Banks
Green Canyon
Alaminos Canyon
Keathley Canyon
Walker Ridge
FM O&G Operated
FM O&G Non-Op
FM O&G Subsea Tieback
Exploration Prospect

Ultra-Deep Activities


Lomond North
Louisiana
Lineham Creek
England
Davy Jones
Blackbeard Area
Barbosa
Calico Jack

- **Industry Leading Position in Emerging Trend**
- **Lomond North (72% WI) – Exploratory Well Drilling Onshore South La.**
  - **Drilling Below 26,800' Towards PTD of 30,000'**
- **2014 Production Tests**
  - **Davy Jones #2 (75% WI)**
  - **Lineham Creek (36% WI) – Plan to Propose Completion Operation in Sands Above 24,000'**
  - **Blackbeard West #2 (69% WI) – Conventional Completion of Miocene Sands**
- **Extensive Inventory of Large, High Quality Prospects**
- **Potential to Develop Long-term, Low-cost Source of Natural Gas**

2013 Outlook

- ***Sales Outlook:***
  - Copper: 4.1 Billion lbs.
  - Gold: 1.1 Million ozs.
  - Molybdenum: 92 Million lbs.
  - Oil Equivalents(1): 37.5 MMBOE (~70% Oil)
- ***Unit Cost:***
  - $1.58/lb(2) of Copper in 2013e
  - $17/BOE
- ***Operating Cash Flows (3):***
  - ~$6 Billion (@$3.25/lb Copper in 4Q13)
  - Includes $300 Million in Net Working Capital Uses and Changes in Other Tax Payments
  - Each 10¢/lb Change in Copper for the Remainder of 2013 = $90 Million
- ***Capital Expenditures:***
  - $5.5 Billion

(1) For the period June 1, 2013 through December 31, 2013. Includes 26.1 MMBbls of crude oil, 54.8 Bcf of natural gas and 2.3 MMBbls of NGLs.
(2) Assumes average prices of $1,300/oz gold and $9.50/lb molybdenum for 4Q2013. 4Q13e unit net cash costs are expected to approximate $1.46/lb.
(3) Assumes average prices of $1,300/oz gold, $9.50/lb molybdenum and $110/barrel for Brent crude oil for 4Q2013; each $100/oz change in gold would have an approximate $30 MM impact, each $2.00/lb change in molybdenum would have an approximate $15 MM impact; and each $5 increase in oil would have an approximate $30 mm impact.

e = estimate. See Cautionary Statement.

Production Profile

Copper Sales (billion lbs)


5.0+
5
4.4
4.1
4
3
2
1
0
2013e
2014e
2015e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 790 mm lbs in 2013e, 770 mm lbs in 2014e and 850+ mm lbs in 2015e for noncontrolling interest; excludes purchased copper.

*Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014.
e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


2
1.7
1.7
1.1
1
0
2013e
2014e
2015e

Note: Consolidated gold sales include approximately 110k ozs in 2013e, 170k ozs in 2014e and 170k ozs in 2015e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
92
95
100
75
50
25
0
2013e
2014e
2015e

Oil & Gas Sales (MMBOE)


75
61
57
50
37.5
25
0
2013e
2014e
2015e

Note: 2013e is an estimate for period June 1, 2013 through December 31, 2013. 2014e/2015e exclude sales from the GOM Shelf, which totaled 1.2 MMBOE in 3Q13. FCX is evaluating a possible divestment of these properties.

2013e Operating Estimates

2013e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated [3]
Cash Unit Costs [1]					
Site Production & Delivery [2]	$2.00	$1.56	$2.70	$1.45	$1.94
By-product Credits	(0.24)	(0.27)	(1.58)	(0.28)	(0.53)
Treatment Charges	0.10	0.17	0.22	-	0.14
Royalties [2]	-	-	0.12	0.07	0.03
Unit Net Cash Costs	$1.86	$1.46	$1.46	$1.24	$1.58

2013e Sales by Region


North America
1,440
Cu
mm lbs
92(4)
Mo
mm lbs
South America
1,300
Cu
mm lbs
100(5)
Au
000's ozs
Indonesia
860
Cu
mm lbs
1.0
Au
mm ozs
Africa
460
Cu
mm lbs
24
Co
mm lbs

(1) Estimates assume average prices of $3.25/lb for copper, $1,300/oz for gold, $9.50/lb for molybdenum and $12/lb for cobalt for 4Q 2013. Quarterly unit costs will vary significantly with quarterly metal sales volumes. 4Q13e unit net cash costs are expected to approximate $1.46/lb.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Higher 2014e Grasberg volumes would have an approximate $0.23/lb favorable impact on 2013e consolidated cash unit costs.
(4) Includes molybdenum produced in South America.
(5) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,300 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$24
$18
$12
$6
$0
2016e
2014e/2015e Average
+40% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,300 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$16
$12
$8
$4
$0
2016e
2014e/2015e Average
+40% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2014e/2015e average, each $50/oz change in gold approximates $75 million to EBITDA and $45 million to operating cash flow; each $1.00/lb change in molybdenum approximates $80 million to EBITDA and $65 million to operating cash flow; each $5.00/bbl increase in oil approximates $160 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2014e/2015e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$465	$325
Molybdenum: +/- $1.00/lb	$80	$65
Gold: +/- $50/ounce	$75	$45
Oil Sales:(1)		
+ $10/bbl	$405	$340
- $10/bbl (2)	($380)	($325)
Oil Sales Net of Diesel Costs:(1,3)		
+ $10/bbl	$320	$280
- $10/bbl	($295)	($265)
Natural Gas:(4) +/- $1/Mcf	$45	$35
Currencies:(5) +/- 10%	$165	$120

(1) Oil sales sensitivity calculated using base Brent price assumption of $100/bbl in 2014 and 2015.
(2) Amounts are net of $73 mm related to hedging gain in 2014; no hedging impacts below $70/bbl because of limits in place on 2014 puts.
(3) Amounts are net of $85 mm (EBITDA) and $60 mm (c/f) for mining cost impacts of a $10/bbl change in oil prices.
(4) Natural gas sensitivity calculated using base NYMEX price assumption of $4.50/MMbtu in 2014 and 2015. Amounts net of $18 mm impact from hedging in 2014.
(5) U.S. Dollar Exchange Rates: 500 Chilean peso, 11,000 Indonesian rupiah, $1.00 Australian dollar, $1.28 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2014e/2015e averages. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$5.5
Oil & Gas
1.5(2)
Major Projects
2.4 (3)
Other Mining
1.6
TOTAL MINING
4.0
$6.7
2.7
2.9
1.1
4.0
$6.7
2.9
2.6
1.2
3.8
2013e
2014e
2015e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Estimate for the period June 1, 2013 through December 31, 2013.
(3) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- **Debt Targeted at $12 Billion Within 3-year Period**
- **Anticipate Continuing Current Common Stock Dividend Rate: $1.25/Share per Annum**
- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **Review of Divestitures Ongoing**
- **Prepared to Respond to Varying Market Conditions**
- **Seek Opportunities to Repay or Refinance Higher Cost Acquisition Debt**

9/30/2013 Balances

($ in bns)


$20.4
$18.2
Total Debt*
Net Debt*

Debt/EBITDA 2.1x 1.9x

Average Interest Cost: 4.4%

*Excludes fair value adjustments of $0.7 bn

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



2013e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
954
951
1,041
1,120
1Q13
2Q13
3Q13
4Q13e

Note: Consolidated copper sales include approximately 182 mm lbs in 1Q13, 188 mm lbs in 2Q13, 198 mm lbs in 3Q13 and 222 mm lbs in 4Q13e for noncontrolling interest; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)


400
300
200
100
0
214
173
305
390
1Q13
2Q13
3Q13
4Q13e

Note: Consolidated gold sales include approximately 22k ozs in 1Q13, 18k ozs in 2Q13, 31k ozs in 3Q13 and 39k ozs in 4Q13e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
25
23
23
21
1Q13
2Q13
3Q13
4Q13e

Oil & Gas Sales (MMBOE)


18
15
12
9
6
3
0
N/A
5.0
16.5
16.0
1Q13
2Q13
3Q13
4Q13e

Note: 2Q13 reflects operating results for the period beginning June 1, 2013.

FREEPORT-McMoRAN COPPER & GOLD

2nd Half 2013e Oil & Gas Operating Estimates


California
Madden & Haynesville
Eagle Ford
Gulf of Mexico Shelf/ Deepwater

California
Operating Cost: $30/bbl
Pricing: Brent Based

Madden & Haynesville
Operating Cost: $1.65/Mcfe
Pricing: NYMEX

Eagle Ford
Operating Cost: $13/bbl
Pricing: LLS

Gulf of Mexico Shelf/ Deepwater
Operating Cost: $14/bbl
Pricing: LLS/NYMEX

2nd Half 2013e Oil & Gas Sales by Region


California
40 (1)
Oil
MBOE/D
Eagle Ford
38 (2)
42
Haynesville/ Madden/Other
126
Gas
MMcfe/d
GOM (4)
57 (3)
84

(1) Includes ~ 7 MMcfe/d of natural gas
(2) Includes ~ 5 MBOE/d of NGLs
(3) Includes ~ 5 MBOE/d of NGLs
(4) Includes GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $35/BOE. Oil realizations are expected to approximate 94% of Brent in 4Q13e.
e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Hedges Indexed to Brent

4Q13


Collars
25k Bbls/d
$100 floor
$80 limit
$124 Ceiling
5k Bbls/d
$90 floor
$70 limit
$126 Ceiling
Swaps
40k Bbls/d
@ $109.23
Puts
17k Bbls/d
$90 floor
$70 limit
$6.25 ADP
13k Bbls/d
$100 floor
$80 limit
$6.80 ADP
Unhedged
18%

*122 MBbls/d**

2014


Puts
75k Bbls/d
$90 floor
$70 limit
$5.74 ADP
30k Bbls/d
$95 floor
$75 limit
$6.09 ADP
5k Bbls/d
$100 floor
$80 limit
$7.11 ADP
Unhedged
1%

*111 MBbls/d**

2015


Unhedged
28%
Puts
84k Bbls/d
$90 floor
$70 limit
$6.90 ADP

*116 MBbls/d**

Natural Gas Hedges Indexed to Henry Hub

4Q13

Swaps – 110 MMBtu/d @ $4.27

2014

Swaps – 100 MMBtu/d @ $4.09

2015

No Hedges

NOTE: As of September 30, 2013; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2013e-2021e

2013e – 2017e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2013e – 2017e PT-FI Share
Total: 8.1 million ozs gold
Annual Average: 1.62 million ozs


Copper, billion lbs
Gold, million ozs
0.9
1.0
1.1
1.6
1.3
1.6
1.5
3.0
0.9
0.9
1.1
1.3
2013e
2014e
2015e
2016e
2017e
2017e-2021e Annual Average

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
4Q13
End 2012
1Q13
3Q13
2Q13
4Q13
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2015
9S
9S
9N
End 2014
2015
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

PT Freeport Indonesia

Life-of-Mine Production Sequencing


Grasberg Open Pit
258mm mt
0.90% Cu & 0.98 g/t Au
DOZ
176mm mt
0.57% Cu & 0.71 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.97 g/t Au
Deep MLZ
517mm mt
0.84% Cu & 0.70 g/t Au
Grasberg UG
999mm mt
1.01% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041

Note: Aggregate reserves (tonnes and grades) at 12/31/2012